MERRILL LYNCH
PACIFIC FUND, INC.








FUND LOGO








Semi-Annual Report

June 30, 1997





This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch
Pacific Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper



MERRILL LYNCH PACIFIC FUND, INC.


DEAR SHAREHOLDER


Merrill Lynch Pacific Fund, Inc. performed in line with the unmanaged Benchmark Index for the three-month period ended June 30, 1997, with Class A, Class B, Class C and Class D Shares registering total returns of +18.03%, +17.68%, +17.68% and +17.95%, respectively, compared to a +17.22% return for the Benchmark Index. Since the Fund's performance was essentially flat during the first three months of 1997, total returns for the first six months of the year are nearly the same as for the June quarter: +18.30%, +17.68%, +17.73% and +18.17% for Class A,
Class B, Class C and Class D Shares, respectively, substantially outperforming the +5.04% return for the unmanaged Benchmark Index for the six months ended June 30, 1997. (Fund results do not reflect sales charges, and would be lower if sales charges were included.
Complete performance information, including average annual total returns, can be found on pages 3--6 of this report to shareholders.)

During the June quarter, the Japanese, Australian and Hong Kong stock markets registered gains in local currency terms, and most of our stock positions outperformed their respective stock markets. Some of the other Asian stock markets--Singapore, Malaysia and, most notably, Thailand--continued to perform poorly. Since the Fund has very small positions in these markets, their weakness had little negative impact on performance.

During the June quarter, the yen put options, which have greatly benefited Fund performance since mid-1995 as the yen depreciated relative to the US dollar, finally cost the Fund some relative performance, since the yen appreciated by approximately 8% relative to the US dollar. The Fund's yen put options are now very far "out of the money." This means that the protection against yen depreciation that these instruments provide will only become effective if the yen depreciates by at least 6%--10% relative to the US dollar, and that the portfolio is effectively unhedged if the yen depreciates by a lesser amount.

At the close of the June quarter, the Fund's Japanese exposure was 64.5% of net assets, virtually unchanged from the prior three-month period. During the period we added one new Japanese position, Yamanouchi Pharmaceutical Co., Ltd. Yamanouchi is one of Japan's larger pharmaceutical companies whose shares are selling at a discount to the average price/earnings multiple for the Japanese pharmaceutical industry and the Japanese stock market overall. This discount does not appear justified in view of the company's strong financial position and its large line-up of new drugs expected to come to market over the next five years--ten years.

While the Japanese stock market appreciated meaningfully during the June quarter, for the first six months of the year it was up only 5.6% in yen terms, a much lower gain than many other major stock markets registered. For example, the US stock market rose over 20%, and some major European markets were up over 30% in local currency terms during this same period.

Given Japan's underperformance relative to other major stock markets, many investors may have the view that Japanese stocks are due for a catch-up phase. Although there are good reasons to justify this point of view (for example, low individual and institutional ownership of Japanese stocks and an economic pick up in Japan), we continue to prefer to focus on investing in companies that we believe are worth more than their shares are selling for, rather than assessing the stock market's likely future direction.

Nevertheless, the Japanese stock market is exhibiting some of the healthiest signs in years. In particular, it does appear that corporate profitability is picking up and that some companies are exhibiting signs of trying to operate more efficiently, thereby achieving better financial results. Finally, there is the potentially very significant trend of managements contemplating the idea that some of the benefits of improved corporate financial performance should accrue to their shareholders. As this idea spreads more broadly throughout corporate Japan (coupled with the increased pressure on corporations to actually improve performance), it is conceivable that the Japanese stock market will have many more companies that merit serious investment interest.

In our view, one of the greatest attractions of the Japanese stock market is that shares of the best companies are often very reasonably valued relative to the rest of the stock market, which is generally not the case in the United States. Although our largest Japanese positions have appreciably outperformed Japanese stocks in general, in our opinion, they still represent good values, and are exceptionally undervalued relative to the Japanese stock market as a whole. In addition, we continue to look for new investments in companies whose managements appear to want to create shareholder value. Although there is not yet widespread change in the way corporate Japan functions, we are beginning to find a few candidates for investment that are working toward enhancing shareholder value.

As discussed in our last report to shareholders, we continued to trim some of our largest positions so that they do not each exceed 7% of net assets. Our largest positions range between 4.5% and 7.0% of net assets: HSBC Holdings PLC (Hong Kong), Lend Lease Corp. (Australia), Canon, Inc., Murata Manufacturing Co., Ltd., and Mitsubishi Heavy Industries, Ltd. (Japan). The Fund's next-largest holdings are all positions that represent 3.7%--4.1% of the portfolio. As has been the case for some time, the Fund's ten-largest positions comprise 40%--50% of portfolio net assets.

In Conclusion
Currently, we believe that our largest positions are still attractively valued. Barring any major new developments (for example, a sharp share price appreciation or a significant deterioration in a company's economic prospects), we anticipate that the portfolio's composition may remain relatively unchanged in the near term. However, as noted, we may continue to add new positions in Japan if we identify attractive new investment opportunities.

We thank you for your investment in Merrill Lynch Pacific Fund, Inc., and we look forward to reviewing our investment outlook and strategy with you again in our next report to shareholders.

Sincerely,

(Arthur Zeikel)
Arthur Zeikel
President







(Stephen I. Silverman)
Stephen I. Silverman
Vice President and Portfolio Manager



August 7, 1997



PERFORMANCE DATA


About Fund Performance


Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Average Annual Total Return" tables as well as the total returns and cumulative total returns in the "Performance Summary" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



Recent Performance Results
                                                                   Market Performance             Market Capitalization
                                                             In Local Currency/In US Dollars        (as of 3/31/97)

                                                                  3 Month       12 Month        In US Dollars   % of Total
                                                                  % Change      % Change          (Billions)     (100.0%)
ML Pacific Fund, Inc. Class A Shares--Total Investment Return*     +18.03%       +13.85%(1)
ML Pacific Fund, Inc. Class B Shares--Total Investment Return*     +17.68        +12.68(2)
ML Pacific Fund, Inc. Class C Shares--Total Investment Return*     +17.68        +12.66(3)
ML Pacific Fund, Inc. Class D Shares--Total Investment Return*     +17.95        +13.54(4)
Market-Weighted Index**                                            +17.00(5)      -8.27(6)
Benchmark Index***                                                 +17.22         -4.69
   Japan                                                        +13.15/+22.02   -9.26/-13.17        $2,661          70.9%
   Australia                                                    +12.53/+7.62   +21.58/+15.83           301           8.0
   Hong Kong                                                    +21.24/+21.27  +37.89/+37.78           349           9.3
   Malaysia                                                     -10.46/-12.11   -5.19/-6.31            283           7.5
   Singapore                                                     -5.01/-4.03   -15.03/-16.15           137           3.7
   Thailand                                                     -25.25/-25.11  -57.72/-58.50            22           0.6

(1)Percent change includes reinvestment of $1.403 per share ordinary income dividends and $0.505 per share capital gains distributions.
(2)Percent change includes reinvestment of $1.167 per share ordinary income dividends and $0.505 per share capital gains distributions.
(3)Percent change includes reinvestment of $1.194 per share ordinary income dividends and $0.505 per share capital gains distributions.
(4)Percent change includes reinvestment of $1.337 per share ordinary income dividends and $0.505 per share capital gains distributions.
(5)3/31/97 market weights used in this computation. The Market-Weighted Index return and individual country returns do not include dividends.
(6)6/30/96 market weights used in this computation. The Market-Weighted Index return and individual country returns do not include dividends.
  *Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
 **Unmanaged. The Market-Weighted Index weights the US dollar-adjusted Pacific Basin stock market returns by the relative market capitalization of each individual country on the appropriate date.
***Unmanaged. The Benchmark Index weights US dollar-adjusted returns based on 68% Japan, 7% Australia, 14% Hong Kong, 5% Malaysia, 4% Singapore and 2% Thailand.


PERFORMANCE DATA (continued)


Results of a $1,000 Investment Since Inception--Class A Shares


(5.25% sales charge--$947.50 net amount invested; assuming reinvestment of all dividends and capital gains distributions)

A mountain chart depicting the growth of an investment in the Fund's Class A Shares from $947.50 on September 23, 1976 to $21,815.90 on June 30, 1997.



Average Annual Total Return


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 6/30/97                        +13.85%        + 7.87%
Five Years Ended 6/30/97                  +12.91         +11.70
Ten Years Ended 6/30/97                   + 8.77         + 8.18

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


                                        % Return        % Return
                                       Without CDSC    With CDSC**

Class B Shares*

Year Ended 6/30/97                        +12.68%        + 8.68%
Five Years Ended 6/30/97                  +11.74         +11.74
Inception (10/21/88) through 6/30/97      + 9.43         + 9.43

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                        % Return        % Return
                                       Without CDSC    With CDSC**

Class C Shares*

Year Ended 6/30/97                        +12.66%        +11.66%
Inception (10/21/94)
through 6/30/97                           + 9.29         + 9.28

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 6/30/97                        +13.54%         +7.58%
Inception (10/21/94)
through 6/30/97                           +10.15          +7.97

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.

Performance Summary--Class A Shares
                                     Net Asset Value     Capital Gains
Period Covered                    Beginning     Ending    Distributed  Dividends Paid*   % Change**
9/23/76--12/31/76                  $ 9.30      $ 9.81          --             --          + 5.48%
1977                                 9.81        9.20          --           $0.050        - 5.73
1978                                 9.20       14.48       $ 0.070          0.020        +58.87
1979                                14.48        8.96         3.340          0.120        -23.40
1980                                 8.96       12.11          --            0.220        +38.49
1981                                12.11       12.78         1.460          0.230        +22.22
1982                                12.78       12.07         0.420          0.320        + 0.46
1983                                12.07       16.04         0.180          0.290        +38.54
1984                                16.04       15.43         0.950          0.090        + 2.92
1985                                15.43       19.59         1.380          0.160        +40.96
1986                                19.59       34.32         0.190          0.110        +77.78
1987                                34.32       16.15        22.154          0.183        +10.77
1988                                16.15       19.11         2.064          0.196        +34.38
1989                                19.11       20.65         1.042          0.061        +14.49
1990                                20.65       16.52         1.668          0.766        - 8.39
1991                                16.52       18.34         0.521          0.433        +17.04
1992                                18.34       15.80         0.221          0.741        - 8.75
1993                                15.80       21.21          --            0.027        +34.41
1994                                21.21       21.12         0.469          0.219        + 2.90
1995                                21.12       22.16         0.382          0.298        + 8.20
1996                                22.16       21.58         0.505          1.403        + 6.09
1/1/97--6/30/97                     21.58       25.53          --             --          +18.30
                                                            -------         ------
                                                      Total $37.016   Total $5.937

                                                Cumulative total return as of 6/30/97: +2,202.47%**

 *Figures may include short-term capital gains distributions.
**Figures do not include sales charges; results would be lower if sales charge was included.

Performance Summary--Class B Shares
                                     Net Asset Value     Capital Gains
Period Covered                    Beginning     Ending    Distributed  Dividends Paid*   % Change**
10/21/88--12/31/88                 $17.93      $19.09        $1.034         $0.171        +13.37%
1989                                19.09       20.49         1.042           --          +13.39
1990                                20.49       16.30         1.668          0.653        - 9.29
1991                                16.30       18.01         0.521          0.322        +15.87
1992                                18.01       15.34         0.221          0.726        - 9.72
1993                                15.34       20.41          --             --          +33.05
1994                                20.41       20.27         0.469          0.041        + 1.87
1995                                20.27       21.22         0.382          0.099        + 7.10
1996                                21.22       20.59         0.505          1.167        + 5.00
1/1/97--6/30/97                     20.59       24.23          --             --          +17.68
                                                             ------         ------
                                                       Total $5.842   Total $3.179

                                                  Cumulative total return as of 6/30/97: +118.78%**

 *Figures may include short-term capital gains distributions.
**Figures do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.


PERFORMANCE DATA (concluded)

Performance Summary--Class C Shares
                                     Net Asset Value     Capital Gains
Period Covered                    Beginning     Ending    Distributed  Dividends Paid*   % Change**
10/21/94--12/31/94                 $21.67      $20.12        $0.469         $0.191        - 4.04%
1995                                20.12       20.97         0.382          0.179        + 7.07
1996                                20.97       20.30         0.505          1.194        + 5.00
1/1/97--6/30/97                     20.30       23.90          --             --          +17.73
                                                             ------         ------
                                                       Total $1.356   Total $1.564

                                                  Cumulative total return as of 6/30/97: +27.01%**

 *Figures may include short-term capital gains distributions.
**Figures do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.


Performance Summary--Class D Shares
                                     Net Asset Value     Capital Gains
Period Covered                    Beginning     Ending    Distributed  Dividends Paid*   % Change**
10/21/94--12/31/94                 $22.70      $21.11        $0.469         $0.213        - 3.93%
1995                                21.11       22.14         0.382          0.255        + 7.95
1996                                22.14       21.57         0.505          1.337        + 5.84
1/1/97--6/30/97                     21.57       25.49          --             --          +18.17
                                                             ------         ------
                                                       Total $1.356   Total $1.805

                                                   Cumulative total return as of 6/30/97: +29.72%**

 *Figures may include short-term capital gains distributions.
**Figures do not include sales charge; results would be lower if sales charge was included.



SCHEDULE OF INVESTMENTS
                            Shares Held/                                                                   Value    Percent of
Industry                     Face Amount         Investments                               Cost          (Note 1a)  Net Assets
Japanese Securities

Automobile                   4,794,000     Suzuki Motor Corp.                        $   50,657,289   $   60,725,954    2.8%

Beverage                       380,000     Chukyo Coca-Cola Bottling Co., Ltd.            5,420,506        3,352,844    0.2
                               424,000     Hokkaido Coca-Cola Bottling Co., Ltd.          6,399,350        5,815,323    0.3
                               386,000     Kinki Coca-Cola Bottling Co., Ltd.             7,430,096        5,294,138    0.2
                               476,000     Mikuni Coca-Cola Bottling Co., Ltd.            8,487,431        7,069,101    0.3
                               470,000     Sanyo Coca-Cola Bottling Co., Ltd.             7,028,799        6,199,878    0.3
                                                                                     --------------   --------------  ------
                                                                                         34,766,182       27,731,284    1.3

Capital Goods               13,543,000     Mitsubishi Heavy Industries, Ltd.             99,257,428      103,994,907    4.8

Chemicals                    3,167,000     Shin-Etsu Chemical Co., Ltd.                  57,554,546       84,106,578    3.8

Consumer              YEN  409,000,000     Matsushita Electric Works, Ltd.--
Electronics                                C.E.W. #8, 2.70% due 5/31/2002
                                           (Convertible)                                  4,543,869        4,930,724    0.2

Containers                   1,816,000     Toyo Seikan Kaisha, Ltd.                      50,677,095       40,295,623    1.8

Electric                     1,886,000     Chudenko Corp.                                55,413,216       50,581,113    2.3
Construction                 3,365,000     Kinden Corp.                                  53,752,777       47,622,084    2.2
                             1,232,000     Taihei Dengyo Kaisha, Ltd.                    24,789,475        8,502,490    0.4
                                                                                     --------------   --------------  ------
                                                                                        133,955,468      106,705,687    4.9

Electric Equipment           3,112,000     Murata Manufacturing Co., Ltd.               114,350,017      123,968,900    5.7
                               800,000     Rohm Co., Ltd.                                40,123,279       82,467,022    3.8
                                   169   ++Sumitomo Electric Industries, Ltd.,
                                           #1 YEN(Warrants) (a)                             185,351          537,398    0.0
                                                                                     --------------   --------------  ------
                                                                                        154,658,647      206,973,320    9.5

Office Equipment             5,220,000     Canon, Inc.                                   89,555,366      142,276,579    6.5

Pharmaceuticals              2,404,000     Sankyo Co., Ltd.                              54,265,843       80,854,372    3.7
                             2,800,000     Yamanouchi Pharmaceutical Co., Ltd.           69,461,063       75,338,517    3.4
                                                                                     --------------   --------------  ------
                                                                                        123,726,906      156,192,889    7.1

Property & Casualty          8,790,000     Dai-Tokyo Fire & Marine Insurance
Insurance                                  Co., Ltd.                                     53,840,330       50,987,682    2.3
                             4,492,000     Fuji Fire & Marine Insurance Co., Ltd.        16,261,457       19,581,620    0.9
                             7,539,000     Koa Fire & Marine Insurance Co., Ltd.         45,292,612       45,641,015    2.1
                             8,191,000     Nichido Fire & Marine Insurance
                                           Co., Ltd.                                     46,307,188       59,820,704    2.7
                             7,119,000     Sumitomo Marine & Fire Insurance
                                           Co., Ltd.                                     61,618,176       58,459,509    2.7
                             4,662,000     Tokio Marine & Fire Insurance
                                           Co., Ltd.                                     46,990,608       61,090,242    2.8
                                                                                     --------------   --------------  ------
                                                                                        270,310,371      295,580,772   13.5

Retailing                    1,524,000     Ito-Yokado Co., Ltd.                          75,480,112       88,534,987    4.1
                               364,000     Sangetsu Co., Ltd.                             8,382,717        7,758,889    0.4
                                                                                     --------------   --------------  ------
                                                                                         83,862,829       96,293,876    4.5

Tires & Rubber               3,580,000     Bridgestone Corporation                       61,174,772       83,190,356    3.8

                                           Total Investments in Japan                 1,214,700,768    1,408,998,549   64.5

SCHEDULE OF INVESTMENTS (continued)
                                                                                                           Value    Percent of
Industry                   Shares Held           Investments                               Cost          (Note 1a)  Net Assets
Australian Securities

Food & Beverage              3,543,332     Coca-Cola Amatil, Ltd.                    $   20,532,308   $   45,678,510    2.1%

Leisure                     13,378,824     Village Roadshow Ltd. 'A'
                                           (Preferred)                                   30,080,632       33,591,886    1.5

Property                     6,088,350     Lend Lease Corp.                              78,133,814      127,770,113    5.9

                                           Total Investments in Australia               128,746,754      207,040,509    9.5

Hong Kong Securities

Agriculture                 70,658,176     C.P. Pokphand Co. Ltd. (Ordinary)             24,172,280       21,890,280    1.0

Banking                      5,056,911     HSBC Holdings PLC                             85,402,669      152,096,383    7.0

Conglomerates                8,732,035     Hutchison Whampoa Ltd.                        59,630,333       75,521,034    3.4

Property                     7,928,000     Cheung Kong (Holdings) Ltd                    57,101,771       78,289,358    3.6

                                           Total Investments in Hong Kong               226,307,053      327,797,055   15.0

Indian Securities

Banking                      3,257,000     Industrial Development Bank of India          11,173,586        9,308,966    0.4

Broadcast/Media                620,000   ++BITV                                           3,557,823          242,628    0.0

Diversified Mutual           1,929,400   ++Master Plus                                    1,146,844          884,477    0.0
Fund

Financial Services              72,000     Housing Development Finance Corp. Ltd.         5,781,901        8,216,855    0.4

                                           Total Investments in India                    21,660,154       18,652,926    0.8

Indonesian Securities

Pharmaceuticals              2,831,500     P.T. Kalbe Farma                               4,779,899        3,786,986    0.2

                                           Total Investments in Indonesia                 4,779,899        3,786,986    0.2

Malaysian Securities

Conglomerates               35,998,000     Renong BHD                                    59,943,737       47,071,126    2.2

Transportation                 212,000     Malaysian International Shipping BHD             694,398          550,224    0.0

                                           Total Investments in Malaysia                 60,638,135       47,621,350    2.2

New Zealand Securities

Diversified                 50,947,756     Guinness Peat Group PLC                       18,795,683       31,410,565    1.4

                                           Total Investments in New Zealand              18,795,683       31,410,565    1.4


SCHEDULE OF INVESTMENTS (concluded)
                            Shares Held/                                                                   Value    Percent of
Industry                     Face Amount         Investments                               Cost          (Note 1a)  Net Assets
Singaporean Securities

Transportation                  78,000     Singapore Bus Co. Ltd.--Foreign
                                           Registered                                $      275,674   $      373,819    0.0%

                                           Total Investments in Singapore                   275,674          373,819    0.0

South Korean Securities

Banking                        512,360     Hana Bank (GDR) (b)                            7,759,086        7,416,411    0.3

                                           Total Investments in South Korea               7,759,086        7,416,411    0.3

Thailand Securities

Banking                US$  12,080,000     Bangkok Bank Public Company Ltd.,
                                           3.25% due 3/03/2004 (Convertible)             13,552,370        9,241,200    0.4

                                           Total Investments in Thailand                 13,552,370        9,241,200    0.4

Short-Term Securities

Commercial Paper*      US$  70,000,000     General Electric Capital Corp.,
                                           6.15% due 7/01/1997                           70,000,000       70,000,000    3.2
                       US$  71,323,000     General Motors Acceptance Corp.,
                                           6.25% due 7/01/1997                           71,323,000       71,323,000    3.3

                                           Total Investments in Short-Term
                                           Securities                                   141,323,000      141,323,000    6.5


                        Nominal Value                                                    Premium
                      Covered by Options                 Issue                             Paid

Currency Put Options Purchased

                       US$ 477,000,000     Japanese Yen, expiring January 1998
                                           at YEN 120                                    11,424,150        3,529,800    0.2
                           630,000,000     Japanese Yen, expiring March 1998
                                           at YEN 125                                    14,834,727        2,268,000    0.1

                                           Total Currency Put Options Purchased          26,258,877        5,797,800    0.3

Total Investments                                                                    $1,864,797,453    2,209,460,170  101.1
                                                                                     ==============
Liabilities in Excess of Other Assets                                                                    (23,693,978)  (1.1)
                                                                                                      --------------  ------
Net Assets                                                                                            $2,185,766,192  100.0%
                                                                                                      ==============  ======

(a)Warrants entitle the Fund to purchase a predetermined number of shares of Common Stock. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
(b)Global Depositary Receipts (GDR).
  *Commercial Paper is traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Fund.
 ++Non-Income producing security.

   See Notes to Financial Statements.



FINANCIAL INFORMATION

Statement of Assets and Liabilities as of June 30, 1997
Assets:             Investments, at value (identified cost--$1,838,538,576)
                    (Note 1a)                                                                             $2,203,662,370
                    Options purchased, at value (premiums paid--$26,258,877)
                    (Notes 1a & 1b)                                                                            5,797,800
                    Foreign cash (Note 1c)                                                                    12,046,013
                    Cash                                                                                             609
                    Receivables:
                      Capital shares sold                                                $    9,572,036
                      Dividends                                                               5,495,294
                      Securities sold                                                         1,130,981
                      Interest                                                                  136,448       16,334,759
                                                                                         --------------
                    Prepaid registration fees and other assets (Note 1f)                                          90,322
                                                                                                          --------------
                    Total assets                                                                           2,237,931,873
                                                                                                          --------------

Liabilities:        Payables:
                      Securities purchased                                                   43,255,700
                      Capital shares redeemed                                                 4,901,717
                      Distributor (Note 2)                                                    1,120,692
                      Investment adviser (Note 2)                                             1,079,754       50,357,863
                                                                                         --------------
                    Accrued expenses and other liabilities                                                     1,807,818
                                                                                                          --------------
                    Total liabilities                                                                         52,165,681
                                                                                                          --------------

Net Assets:         Net assets                                                                            $2,185,766,192
                                                                                                          ==============

Net Assets          Class A Shares of Common Stock, $0.10 par value, 100,000,000
Consist of:         shares authorized                                                                     $    2,691,580
                    Class B Shares of Common Stock, $0.10 par value, 200,000,000
                    shares authorized                                                                          4,989,938
                    Class C Shares of Common Stock, $0.10 par value, 100,000,000
                    shares authorized                                                                            457,335
                    Class D Shares of Common Stock, $0.10 par value, 100,000,000
                    shares authorized                                                                            707,284
                    Paid-in capital in excess of par                                                       1,688,451,219
                    Accumulated investment loss--net                                                          (1,853,732)
                    Undistributed realized capital gains on investments and
                    foreign currency transactions--net                                                       144,143,665
                    Unrealized appreciation on investments and foreign currency
                    transactions--net                                                                        346,178,903
                                                                                                          --------------
                    Net assets                                                                            $2,185,766,192
                                                                                                          ==============

Net Asset Value:    Class A--Based on net assets of $687,074,549 and 26,915,796
                             shares outstanding                                                           $        25.53
                                                                                                          ==============
                    Class B--Based on net assets of $1,209,119,687 and 49,899,378
                             shares outstanding                                                           $        24.23
                                                                                                          ==============
                    Class C--Based on net assets of $109,295,047 and 4,573,347
                             shares outstanding                                                           $        23.90
                                                                                                          ==============
                    Class D--Based on net assets of $180,276,909 and 7,072,844
                             shares outstanding                                                           $        25.49
                                                                                                          ==============

                    See Notes to Financial Statements.


FINANCIAL INFORMATION (continued)

Statement of Operations for the Six Months Ended June 30, 1997
Investment          Dividends (net of $943,695 foreign withholding tax)                                   $   12,022,081
Income              Interest and discount earned (net of $4,554 foreign
(Notes 1d & 1e):    withholding tax)                                                                           1,311,503
                                                                                                          --------------
                    Total income                                                                              13,333,584
                                                                                                          --------------

Expenses:           Investment advisory fees (Note 2)                                    $    5,733,589
                    Account maintenance and distribution fees--Class B (Note 2)               5,384,593
                    Transfer agent fees--Class B (Note 2)                                     1,234,307
                    Custodian fees                                                              876,724
                    Transfer agent fees--Class A (Note 2)                                       605,711
                    Account maintenance and distribution fees--Class C (Note 2)                 450,788
                    Account maintenance fees--Class D (Note 2)                                  170,230
                    Printing and shareholder reports                                            148,474
                    Transfer agent fees--Class D (Note 2)                                       134,687
                    Accounting services (Note 2)                                                123,764
                    Registration fees (Note 1f)                                                 120,169
                    Transfer agent fees--Class C (Note 2)                                       105,953
                    Professional fees                                                            49,097
                    Directors' fees and expenses                                                 20,146
                    Pricing fees                                                                  6,046
                    Other                                                                        23,038
                                                                                         --------------
                    Total expenses                                                                            15,187,316
                                                                                                          --------------
                    Investment loss--net                                                                      (1,853,732)
                                                                                                          --------------

Realized &          Realized gain from:
Unrealized Gain       Investments--net                                                       67,413,696
(Loss) on             Foreign currency transactions--net                                     78,425,512      145,839,208
Investments &                                                                            --------------
Foreign Currency    Change in unrealized appreciation/depreciation on:
Transactions--Net     Investments--net                                                      219,041,621
(Notes 1b, 1c,        Foreign currency transactions--net                                    (45,859,279)     173,182,342
1d & 3):                                                                                 --------------   --------------
                    Net realized and unrealized gain on investments and foreign
                    currency transactions                                                                    319,021,550
                                                                                                          --------------
                    Net Increase in Net Assets Resulting from Operations                                  $  317,167,818
                                                                                                          ==============

                    See Notes to Financial Statements.

Statements of Changes in Net Assets
                                                                                           For the Six        For the
                                                                                           Months Ended     Year Ended
                                                                                             June 30,       December 31,
Increase (Decrease) in Net Assets:                                                             1997             1996
Operations:         Investment loss--net                                                 $  (1,853,732)   $  (4,318,996)
                    Realized gain on investments and foreign currency transactions
                    --net                                                                   145,839,208      178,169,764
                    Change in unrealized appreciation/depreciation on investments
                    and foreign currency transactions--net                                  173,182,342      (70,760,953)
                                                                                         --------------   --------------
                    Net increase in net assets resulting from operations                    317,167,818      103,089,815
                                                                                         --------------   --------------

Dividends &         In excess of investment income--net:
Distributions to      Class A                                                                        --      (34,551,177)
Shareholders          Class B                                                                        --      (55,727,358)
(Note 1g):            Class C                                                                        --       (4,707,430)
                      Class D                                                                        --       (6,918,235)
                    Realized gain on investments--net:
                      Class A                                                                        --      (19,254,820)
                      Class B                                                                        --      (38,434,097)
                      Class C                                                                        --       (3,161,360)
                      Class D                                                                        --       (4,073,091)
                                                                                         --------------   --------------
                    Net decrease in net assets resulting from dividends and
                    distributions to shareholders                                                    --     (166,827,568)
                                                                                         --------------   --------------

Capital Share       Net increase (decrease) in net assets derived from capital
Transactions        share transactions                                                     (227,024,423)     365,961,817
(Note 4):                                                                                --------------   --------------

Net Assets:         Total increase in net assets                                             90,143,395      302,224,064
                    Beginning of period                                                   2,095,622,797    1,793,398,733
                                                                                         --------------   --------------
                    End of period                                                        $2,185,766,192   $2,095,622,797
                                                                                         ==============   ==============

                    See Notes to Financial Statements.


FINANCIAL INFORMATION (continued)

Financial Highlights
                                                                                       Class A
                                                                For the
The following per share data and ratios have been derived      Six Months
from information provided in the financial statements.           Ended
                                                                June 30,           For the Year Ended December 31,
Increase (Decrease) in Net Asset Value:                          1997++      1996++      1995++       1994++       1993
Per Share           Net asset value, beginning of period     $    21.58  $    22.16  $    21.12  $    21.21   $    15.80
Operating                                                    ----------  ----------  ----------  ----------   ----------
Performance:        Investment income--net                          .05         .11         .11         .10          .07
                    Realized and unrealized gain on
                    investments and foreign currency
                    transactions--net                              3.90        1.21        1.61         .50         5.37
                                                             ----------  ----------  ----------  ----------   ----------
                    Total from investment operations               3.95        1.32        1.72         .60         5.44
                                                             ----------  ----------  ----------  ----------   ----------
                    Less dividends and distributions:
                      In excess of investment income--net            --       (1.22)         --        (.22)        (.03)
                      Realized gain on investments--net              --        (.68)       (.55)       (.33)          --
                      In excess of realized gain on
                      investments--net                               --          --        (.13)       (.14)          --
                                                             ----------  ----------  ----------  ----------   ----------
                    Total dividends and distributions                --       (1.90)       (.68)       (.69)        (.03)
                                                             ----------  ----------  ----------  ----------   ----------
                    Net asset value, end of period           $    25.53  $    21.58  $    22.16  $    21.12   $    21.21
                                                             ==========  ==========  ==========  ==========   ==========

Total Investment    Based on net asset value per share           18.30%+++    6.09%       8.20%       2.90%       34.41%
Return:**                                                    ==========  ==========  ==========  ==========   ==========

Ratios to Average   Expenses                                       .94%*       .87%        .93%        .91%         .90%
Net Assets:                                                  ==========  ==========  ==========  ==========   ==========
                    Investment income--net                         .46%*       .47%        .53%        .47%         .47%
                                                             ==========  ==========  ==========  ==========   ==========

Supplemental        Net assets, end of period
Data:               (in thousands)                           $  687,074  $  642,523  $  607,598  $  587,107   $  472,322
                                                             ==========  ==========  ==========  ==========   ==========
                    Portfolio turnover                            6.54%      10.65%      26.73%      23.84%       13.25%
                                                             ==========  ==========  ==========  ==========   ==========
                    Average commission rate paid++++         $    .0168  $    .0104          --          --           --
                                                             ==========  ==========  ==========  ==========   ==========

                   *Annualized.
                  **Total investment returns exclude the effects of sales loads. ++Based on average shares outstanding during the period.
                ++++For fiscal years beginning on or after September 1, 1995, the Fund is required to disclose its average commission rate per share for purchases and sales of equity securities. The "Average Commission Rate Paid" includes commissions paid in foreign currencies, which have been converted into US dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.


FINANCIAL INFORMATION (continued)

Financial Highlights (continued)
                                                                                       Class B++
                                                                For the
The following per share data and ratios have been derived      Six Months
from information provided in the financial statements.           Ended
                                                                June 30,           For the Year Ended December 31,
Increase (Decrease) in Net Asset Value:                          1997        1996        1995         1994         1993
Per Share           Net asset value, beginning of period     $    20.59  $    21.22  $    20.27  $    20.41   $    15.34
Operating                                                    ----------  ----------  ----------  ----------   ----------
Performance:        Investment loss--net                           (.06)       (.13)       (.10)       (.12)        (.10)
                    Realized and unrealized gain on
                    investments and foreign currency
                    transactions--net                              3.70        1.17        1.53         .49         5.17
                                                             ----------  ----------  ----------  ----------   ----------
                    Total from investment operations               3.64        1.04        1.43         .37         5.07
                                                             ----------  ----------  ----------  ----------   ----------
                    Less dividends and distributions:
                      In excess of investment income--net            --        (.99)         --        (.04)          --
                      Realized gain on investments--net              --        (.68)       (.38)       (.33)          --
                      In excess of realized gain on
                      investments--net                               --          --        (.10)       (.14)          --
                                                             ----------  ----------  ----------  ----------   ----------
                    Total dividends and distributions                --       (1.67)       (.48)       (.51)          --
                                                             ----------  ----------  ----------  ----------   ----------
                    Net asset value, end of period           $    24.23  $    20.59  $    21.22  $    20.27   $    20.41
                                                             ==========  ==========  ==========  ==========   ==========

Total Investment    Based on net asset value per share           17.68%+++    5.00%       7.10%       1.87%       33.05%
Return:**                                                    ==========  ==========  ==========  ==========   ==========

Ratios to Average   Expenses                                      1.97%*      1.90%       1.96%       1.94%        1.92%
Net Assets:                                                  ==========  ==========  ==========  ==========   ==========
                    Investment loss--net                          (.58%)*     (.56%)      (.50%)      (.56%)       (.56%)
                                                             ==========  ==========  ==========  ==========   ==========

Supplemental        Net assets, end of period
Data:               (in thousands)                           $1,209,120  $1,217,549  $1,041,763  $  915,351   $  508,008
                                                             ==========  ==========  ==========  ==========   ==========
                    Portfolio turnover                            6.54%      10.65%      26.73%      23.84%       13.25%
                                                             ==========  ==========  ==========  ==========   ==========
                    Average commission rate paid++++         $    .0168  $    .0104          --          --           --

                   *Annualized.
                  **Total investment returns exclude the effects of sales loads. ++Based on average shares outstanding during the period.
                ++++For fiscal years beginning on or after September 1, 1995, the Fund is required to disclose its average commission rate per share for purchases and sales of equity securities. The "Average Commission Rate Paid" includes commissions paid in foreign currencies, which have been converted into US dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.


FINANCIAL INFORMATION (continued)

Financial Highlights (continued)
                                                                                               Class C++++
                                                                               For the                          For the
                                                                                 Six                             Period
The following per share data and ratios have been derived                       Months                          Oct. 21,
from information provided in the financial statements.                          Ended      For the Year Ended  1994++ to
                                                                               June 30,       December 31,      Dec. 31,
Increase (Decrease) in Net Asset Value:                                          1997       1996        1995       1994
Per Share           Net asset  value, beginning of period                     $  20.30   $  20.97    $  20.12   $  21.67
Operating                                                                     --------   --------    --------   --------
Performance:        Investment loss--net                                          (.06)      (.13)       (.12)      (.03)
                    Realized and unrealized gain (loss) on investments
                    and foreign currency transactions--net                        3.66       1.16        1.53       (.86)
                                                                              --------   --------    --------   --------
                    Total from investment operations                              3.60       1.03        1.41       (.89)
                                                                              --------   --------    --------   --------
                    Less dividends and distributions:
                      In excess of investment income--net                           --      (1.02)         --       (.19)
                      Realized gain on investments--net                             --       (.68)       (.45)      (.33)
                      In excess of realized gain on investments--net                --         --        (.11)      (.14)
                                                                              --------   --------    --------   --------
                    Total dividends and distributions                               --      (1.70)       (.56)      (.66)
                                                                              --------   --------    --------   --------
                    Net asset value, end of period                            $  23.90   $  20.30    $  20.97   $  20.12
                                                                              ========   ========    ========   ========

Total Investment    Based on net asset value per share                          17.73%+++   5.00%       7.07%     (4.04%)+++
Return:**                                                                     ========   ========    ========   ========

Ratios to Average   Expenses                                                     1.98%*     1.91%       1.97%      2.17%*
Net Assets:                                                                   ========   ========    ========   ========
                    Investment loss--net                                         (.58%)*    (.58%)      (.59%)     (.79%)*
                                                                              ========   ========    ========   ========

Supplemental        Net assets, end of period (in thousands)                  $109,295   $ 98,925    $ 46,092   $  7,841
Data:                                                                         ========   ========    ========   ========
                    Portfolio turnover                                           6.54%     10.65%      26.73%     23.84%
                                                                              ========   ========    ========   ========
                    Average commission rate paid+++++                         $  .0168   $  .0104          --         --
                                                                              ========   ========    ========   ========

                   *Annualized.
                  **Total investment returns exclude the effects of sales loads. ++Commencement of Operations.
                ++++Based on average shares outstanding during the period.
                 +++Aggregate total investment return.
               +++++For fiscal years beginning on or after September 1, 1995, the Fund is required to disclose its average commission rate per share for purchases and sales of equity securities. The "Average Commission Rate Paid" includes commissions paid in foreign currencies, which have been converted into US dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.

                    See Notes to Financial Statements.


FINANCIAL INFORMATION (concluded)

Financial Highlights (concluded)
                                                                                               Class D++++
                                                                               For the                          For the
                                                                                 Six                             Period
The following per share data and ratios have been derived                       Months                          Oct. 21,
from information provided in the financial statements.                          Ended      For the Year Ended  1994++ to
                                                                               June 30,       December 31,      Dec. 31,
Increase (Decrease) in Net Asset Value:                                          1997       1996        1995       1994
Per Share           Net asset  value, beginning of period                     $  21.57   $  22.14    $  21.11   $  22.70
Operating                                                                     --------   --------    --------   --------
Performance:        Investment income--net                                         .02        .04         .07         --
                    Realized and unrealized gain (loss) on investments
                    and foreign currency transactions--net                        3.90       1.23        1.60       (.91)
                                                                              --------   --------    --------   --------
                    Total from investment operations                              3.92       1.27        1.67       (.91)
                                                                              --------   --------    --------   --------
                    Less dividends and distributions:
                      In excess of investment income--net                           --      (1.16)         --       (.21)
                      Realized gain on investments--net                             --       (.68)       (.51)      (.33)
                      In excess of realized gain on investments--net                --         --        (.13)      (.14)
                                                                              --------   --------    --------   --------
                    Total dividends and distributions                               --      (1.84)       (.64)      (.68)
                                                                              --------   --------    --------   --------
                    Net asset value, end of period                            $  25.49   $  21.57    $  22.14   $  21.11
                                                                              ========   ========    ========   ========

Total Investment    Based on net asset value per share                          18.17%+++   5.84%       7.95%     (3.93%)+++
Return:**                                                                     ========   ========    ========   ========

Ratios to Average   Expenses                                                     1.19%*     1.12%       1.18%      1.42%*
Net Assets:                                                                   ========   ========    ========   ========
                    Investment income--net                                        .21%*      .16%        .31%       .12%*
                                                                              ========   ========    ========   ========

Supplemental        Net assets, end of period (in thousands)                  $180,277   $136,626    $ 97,946   $ 22,012
Data:                                                                         ========   ========    ========   ========
                    Portfolio turnover                                           6.54%     10.65%      26.73%     23.84%
                                                                              ========   ========    ========   ========
                    Average commission rate paid+++++                         $  .0168   $  .0104          --         --
                                                                              ========   ========    ========   ========

                   *Annualized.
                  **Total investment returns exclude the effects of sales loads. ++Commencement of Operations.
                ++++Based on average shares outstanding during the period.
                 +++Aggregate total investment return.
               +++++For fiscal years beginning on or after September 1, 1995, the Fund is required to disclose its average commission rate per share for purchases and sales of equity securities. The "Average Commission Rate Paid" includes commissions paid in foreign currencies, which have been converted into US dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.

                    See Notes to Financial Statements.



NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch Pacific Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities which are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. However, in certain circumstances, the Fund will value a security traded on a Japanese stock exchange based upon the last bid or ask price as reported on such exchange after trading in such security has been halted for the day. Japanese stock exchanges may impose limits, based on a percentage of a security's value, on the amount such security may move in a single day. If the security reaches its limit during the day, further trading is halted. However, a bid or ask quotation may be reported following the suspension of trading. In situations where both a bid and ask price are reported following a trading suspension due to the circumstances described above, the Fund will utilize the bid price for valuation purposes. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Options purchased are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last bid price. Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith by or under the direction of the fund's Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts. Premium or discount is amortized over the life of the contracts.

* Options--The Fund is authorized to write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).


NOTES TO FINANCIAL STATEMENTS (continued)


Written and purchased options are non-income producing investments.

* Financial futures contracts--The Fund may purchase or sell stock index futures contracts and options on such futures contracts. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on dividends and interest at various rates. There is no tax imposed on capital gains arising from the sale of foreign investments.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions to shareholders--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Dis-tributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of 0.60% of the average daily net assets of the Fund.

Pursuant to the distribution plans (the "Distribution Plans") adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                                         Account       Distribution
                                      Maintenance Fee      Fee

Class B                                    0.25%           0.75%
Class C                                    0.25%           0.75%
Class D                                    0.25%            --

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended June 30, 1997, MLFD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

                                       MLFD          MLPF&S

Class A                              $ 5,821        $ 65,185
Class D                              $23,901        $358,355

For the six months ended June 30, 1997, MLPF&S received contingent deferred sales charges of $3,121,315 and $27,247 relating to transactions in Class B and Class C Shares, respectively.

In addition, MLPF&S received $26,732 in commissions on the execution of portfolio security transactions for the Fund for the six months ended June 30, 1997.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by MLAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of MLAM, PSI, MLFDS, MLFD, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 1997 were $121,989,492 and $396,231,634, respectively.

Net realized and unrealized gains (losses) as of June 30, 1997 were as follows:

                                                  Unrealized
                                  Realized          Gains
                                    Gains         (Losses)

Investments:
   Long-term                    $ 66,940,915    $365,123,794
   Options written                   472,781              --
                                ------------    ------------
Total investments                 67,413,696     365,123,794
                                ------------    ------------
Currency transactions:
   Options purchased              29,131,054     (20,461,077)
   Options written                46,488,015              --
   Foreign currency
   transactions                    2,806,443       1,516,186
                                ------------    ------------
Total currency transactions       78,425,512     (18,944,891)
                                ------------    ------------
Total                           $145,839,208    $346,178,903
                                ============    ============

As of June 30, 1997, net unrealized appreciation for Federal income tax purposes aggregated $365,123,794, of which $442,812,814 related to appreciated securities and $77,689,020 related to depreciated securities. At June 30, 1997, the aggregate cost of investments for Federal income tax purposes was $1,838,538,576.

Transactions in options written for the six months ended June 30, 1997 were as follows:

                                 Nominal Value
                                  Covered by      Premiums
Call Options Written            Written Options   Received

Outstanding call options
written, beginning of period       4,573,044    $    380,363
Options written                    1,203,289          92,417
Options exercised                 (4,573,044)       (380,363)
Options expired                   (1,203,289)        (92,417)
                                ------------    ------------
Outstanding call options
written, end of period                    --    $         --
                                ============    ============


                                 Nominal Value
                                  Covered by      Premiums
Put Options Written             Written Options   Received

Outstanding put options
written, beginning of period              --              --
Options written                  973,152,689    $ 46,488,016
Options exercised               (973,152,689)    (46,488,016)
                                ------------    ------------
Outstanding put options
written, end of period                    --    $         --
                                ============    ============


4. Capital Share Transactions:
Net increase (decrease) in net assets derived from capital share transactions was $(227,024,423) and $365,961,817 for the six months ended June 30, 1997 and the year ended December 31, 1996, respectively.

Transactions in capital shares for each class were as follows:

Class A Shares for the Six Months                   Dollar
Ended June 30, 1997                 Shares          Amount

Shares sold                        7,010,500   $ 157,715,661
Shares redeemed                   (9,873,509)   (216,989,438)
                               -------------   -------------
Net decrease                      (2,863,009)  $ (59,273,777)
                               =============   =============


Class A Shares for the Year                         Dollar
Ended December 31, 1996             Shares          Amount

Shares sold                       10,503,252   $ 243,976,070
Shares issued to share-
holders in reinvestment of
dividends and distributions        2,231,131      47,590,033
                               -------------   -------------
Total issued                      12,734,383     291,566,103
Shares redeemed                  (10,379,092)   (241,055,211)
                               -------------   -------------
Net increase                       2,355,291   $  50,510,892
                               =============   =============


NOTES TO FINANCIAL STATEMENTS (concluded)


Class B Shares for the Six Months                   Dollar
Ended June 30, 1997                 Shares          Amount

Shares sold                        8,843,895   $ 195,940,291
Automatic conversion of
shares                              (420,609)     (9,053,342)
Shares redeemed                  (17,668,306)   (369,549,806)
                               -------------   -------------
Net decrease                      (9,245,020)  $(182,662,857)
                               =============   =============


Class B Shares for the Year                         Dollar
Ended December 31, 1996             Shares          Amount

Shares sold                       22,731,772    $504,265,222
Shares issued to share-
holders in reinvestment of
dividends and distributions        3,942,177      80,262,723
                                ------------    ------------
Total issued                      26,673,949     584,527,945
Automatic conversion of
shares                              (198,470)     (4,412,958)
Shares redeemed                  (16,434,419)   (365,153,210)
                                ------------    ------------
Net increase                      10,041,060    $214,961,777
                                ============    ============


Class C Shares for the Six Months                   Dollar
Ended June 30, 1997                 Shares          Amount

Shares sold                        2,187,884    $ 48,223,659
Shares redeemed                   (2,486,911)    (52,558,613)
                                ------------    ------------
Net decrease                        (299,027)   $ (4,334,954)
                                ============    ============


Class C Shares for the Year                         Dollar
Ended December 31, 1996             Shares          Amount

Shares sold                        4,757,784    $104,489,958
Shares issued to shareholders
in reinvestment of dividends
and distributions                    332,904       6,684,703
                                ------------    ------------
Total issued                       5,090,688     111,174,661
Shares redeemed                   (2,416,196)    (53,314,914)
                                ------------    ------------
Net increase                       2,674,492    $ 57,859,747
                                ============    ============


Class D Shares for the Six Months                   Dollar
Ended June 30, 1997                 Shares          Amount

Shares sold                        3,091,129    $ 72,280,736
Automatic conversion of
shares                               400,578       9,053,342
                                ------------    ------------
Total issued                       3,491,707      81,334,078
Shares redeemed                   (2,752,577)    (62,086,913)
                                ------------    ------------
Net increase                         739,130    $ 19,247,165
                                ============    ============


Class D Shares for the Year                         Dollar
Ended December 31, 1996             Shares          Amount

Shares sold                       10,226,462    $234,370,104
Shares issued to shareholders
in reinvestment of dividends
and distributions                    454,781       9,695,929
Automatic conversion of
shares                               190,840       4,412,958
                                ------------    ------------
Total issued                      10,872,083     248,478,991
Shares redeemed                   (8,962,823)   (205,849,590)
                                ------------    ------------
Net increase                       1,909,260    $ 42,629,401
                                ============    ============

5. Commitments:
At June 30, 1997, the Fund had entered into foreign exchange contracts, under which it had agreed to purchase and sell various foreign currencies with approximate values of $48,978,000 and $309,000, respectively.



PORTFOLIO INFORMATION


For the Quarter Ended June 30, 1997

                                       Percent of
Ten Largest Equity Holdings            Net Assets

HSBC Holdings PLC                          7.0%
Canon Inc.                                 6.5
Lend Lease Corp.                           5.9
Murata Manufacturing Co., Ltd.             5.7
Mitsubishi Heavy Industries, Ltd.          4.8
Ito-Yokado Co., Ltd.                       4.1
Shin-Etsu Chemical Co., Ltd.               3.8
Bridgestone Corporation                    3.8
Rohm Company, Ltd.                         3.8
Sankyo Co., Ltd.                           3.7


                                       Percent of
Ten Largest Industries                 Net Assets

Property & Casualty Insurance             13.5%
Electric Equipment                         9.5
Property                                   9.5
Banking                                    8.1
Pharmaceuticals                            7.3
Office Equipment                           6.5
Conglomerates                              5.6
Electric Construction                      4.9
Capital Goods                              4.8
Retailing                                  4.5

Addition (Equity Investments)

Yamanouchi Pharmaceutical Co., Ltd.


Deletions (Equity Investments)

Maruichi Steel Tube, Ltd.
NEC Corporation
SCICI, Ltd.
Senshukai Co., Ltd.



OFFICERS AND DIRECTORS

Arthur Zeikel, President and Director
Donald Cecil, Director
Edward H. Meyer, Director
Charles C. Reilly, Director
Richard R. West, Director
Edward D. Zinbarg, Director
Terry K. Glenn, Executive Vice President
Norman R. Harvey, Executive Vice President
Donald C. Burke, Vice President
Stephen I. Silverman, Vice President and
   Portfolio Manager
Gerald M. Richard, Treasurer
Robert Harris, Secretary

Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863